UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): September 22, 2014
Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 44 (0) 20 7659 4660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT	2
Item 8.01 Other Events	2
Item 9.01 Financial Statements and Exhibits	4
SIGNATURE	6
EXHIBIT INDEX	7
Consent of Independent Registered Accounting Firm
Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2013
Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2013
Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2013

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

Ensco plc (the "Company," "Ensco," "we" or "us") is filing this Current Report on Form 8-K (the "Report") for the purpose of updating our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission (the "SEC") on February 26, 2014 (the "2013 Form 10-K") to reclassify ENSCO 5000, ENSCO 5001, ENSCO 5002, ENSCO 6000, ENSCO 7500, ENSCO 69, ENSCO 85 and Pride Wisconsin as discontinued operations for all periods presented. We are filing a Current Report on Form 8-K simultaneously with this Report for the purpose of updating our Quarterly Report on Form 10-Q for the period ended March 31, 2014 filed with the SEC on April 29, 2014 (the "First Quarter Form 10-Q") to reclassify these eight rigs as discontinued operations for all periods presented.

During the three-month period ended June 30, 2014, management committed to a plan to sell five floaters. The ENSCO 5000, ENSCO 5001, ENSCO 5002, ENSCO 6000 and ENSCO 7500 were removed from our portfolio of rigs marketed for contract drilling services and are being actively marketed for sale. During the same period, we sold jackup rig ENSCO 85 for net proceeds of $64.4 million. During the three-month period ended March 31, 2014, we sold jackup rigs ENSCO 69 and Pride Wisconsin for net proceeds of $32.2 million. The operating results of these rigs, as well as the gain on sale of the ENSCO 69, ENSCO 85 and Pride Wisconsin were reclassified to discontinued operations in our condensed consolidated statements of operations for the three-month and six-month periods ended June 30, 2014 and 2013 included in our Quarterly Report on Form 10-Q filed with the SEC on August 1, 2014 (the “Second Quarter Form 10-Q”).

Each Item updated in the 2013 Form 10-K is filed as one exhibit (filed as Exhibit 99.1 hereto) to this Report. The specific disclosures updated within each Item are as follows:

•	Consolidated Statement of Income Data and Consolidated Balance Sheet and Cash Flow Statement Data, included in Part II, "Item 6. Selected Financial Data" of our 2013 Form 10-K;

•
The Introduction, Results of Operations, Liquidity and Capital Resources and Critical Accounting Policies and Estimates sections, included in Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our 2013 Form 10-K;

•
The consolidated statements of income and cash flows for each of the years in the three-year period ended December 31, 2013, included in Part II, "Item 8. Financial Statements and Supplementary Data" of our 2013 Form 10-K; and

•
Note 1, Note 2, Note 10, Note 11, Note 13, Note 14, Note 15, Note 16 and Note 17 to our audited consolidated financial statements as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013, included in Part II, "Item 8. Financial Statements and Supplementary Data" of our 2013 Form 10-K.

This filing includes updates only to the portions of Item 6, Item 7 and Item 8 of the 2013 Form 10-K that specifically relate to the reclassification of the eight rigs discussed above as discontinued operations and does not otherwise modify or update any other disclosures set forth in the 2013 Form 10-K. The revised Items included in this Report have not been updated for any events or circumstances occurring or existing after the date the 2013 Form 10-K was originally filed, except for the reclassification of the rigs mentioned above as discontinued operations. In particular, and without limitation, we have provided certain forward-looking information in the revised Items. This information has not been revised from the information provided in the 2013 Form 10-K as originally filed because it was not affected by the reclassification. Additional information related to the disposal of the eight rigs discussed above is contained in the Second Quarter Form 10-Q. This Report should be read in conjunction with the 2013 Form 10-K (except for Part II, Item 6, Item 7 and Item 8), the First Quarter Form 10-Q as updated, the Second Quarter Form 10-Q and our other reports on Form 8-K filed during 2014.

FORWARD-LOOKING STATEMENTS

Statements contained in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, contract term, contract backlog, capital expenditures, insurance, financing and funding; the timing of availability, delivery, mobilization, contract commencement or relocation or other movement of rigs; future rig construction (including construction in progress and completion thereof), enhancement, upgrade or repair and timing and cost thereof; the suitability of rigs for future contracts; general market, business and industry conditions, trends and outlook; future operations; the impact of increasing regulatory complexity; expected contributions from our rig fleet expansion program and our program to high-grade the rig fleet by investing in new equipment and divesting selected assets and underutilized rigs; expense management; and the likely outcome of litigation, legal proceedings, investigations or insurance or other claims and the timing thereof.

Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including:

•
downtime and other risks associated with offshore rig operations or rig relocations, including rig or equipment failure, damage and other unplanned repairs, the limited availability of transport vessels, hazards, self-imposed drilling limitations and other delays due to severe storms and hurricanes and the limited availability or high cost of insurance coverage for certain offshore perils;

•	changes in worldwide rig supply and demand, competition or technology, including changes as a result of delivery of newbuild drilling rigs;

•
changes in future levels of drilling activity and expenditures, whether as a result of global capital markets and liquidity, prices of oil and natural gas or otherwise, which may cause us to idle or stack additional rigs;

•
governmental action, terrorism, piracy, military action and political and economic uncertainties, including uncertainty or instability resulting from civil unrest, political demonstrations, mass strikes, or an escalation or additional outbreak of armed hostilities or other crises in oil or natural gas producing areas of the Middle East, North Africa, West Africa or other geographic areas, which may result in expropriation, nationalization, confiscation or deprivation of our assets or result in claims of a force majeure situation;

•
risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our construction contracts with three shipyards, unexpected delays in equipment delivery and engineering or design issues following delivery, or changes in commencement, completion or service dates;

•	possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons;

•
the outcome of litigation, legal proceedings, investigations or other claims or contract disputes, including any inability to collect receivables or resolve significant contractual or day rate disputes, any purported renegotiation, nullification, cancellation or breach of contracts with customers or other parties and any failure to negotiate or complete definitive contracts following announcements of receipt of letters of intent;

•	governmental regulatory, legislative and permitting requirements affecting drilling operations, including limitations on drilling locations (such as the Gulf of Mexico during hurricane season);

•
new and future regulatory, legislative or permitting requirements, future lease sales, changes in laws, rules and regulations that have or may impose increased financial responsibility, additional oil spill abatement contingency plan capability requirements and other governmental actions that may result in claims of force majeure or otherwise adversely affect our existing drilling contracts;

•	our ability to attract and retain skilled personnel on commercially reasonable terms, whether due to labor regulations, unionization or otherwise;

•
environmental or other liabilities, risks or losses, whether related to storm or hurricane damage, losses or liabilities (including wreckage or debris removal), collisions, groundings, blowouts, fires, explosions and other accidents or terrorism or otherwise, for which insurance coverage and contractual indemnities may be insufficient, unenforceable or otherwise unavailable;

•	our ability to obtain financing and pursue other business opportunities may be limited by our debt levels and debt agreement restrictions;

•
our ability to realize expected benefits from the 2009 redomestication as a U.K. public limited company and the related reorganization of Ensco’s corporate structure, including the effect of any changes in laws, rules and regulations, or the interpretation thereof, or in the applicable facts, that could adversely affect our status as a non-U.S. corporation for U.S. tax purposes or otherwise adversely affect our anticipated consolidated effective income tax rate;

•	delays in actual contract commencement dates;

•	adverse changes in foreign currency exchange rates, including their effect on the fair value measurement of our derivative instruments; and

•	potential long-lived asset or goodwill impairments.

In addition to the numerous risks, uncertainties and assumptions described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of the 2013 Form 10-K, as updated, the First Quarter Form 10-Q, as updated, and the Second Quarter Form 10-Q, all of which are available on the SEC's website at www.sec.gov and on the Investor Relations section of our website at www.enscoplc.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward- looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1
Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2013.

Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2013.

Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2013.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

September 22, 2014	/s/ Robert W. Edwards III Robert W. Edwards III Controller

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1
Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2013.

Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2013.

Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2013.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase